Exhibit 99.2

Mural Oncology plc Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland www.muraloncology.com

If you have sold or otherwise transferred all of your shares in Mural Oncology plc please send this letter as soon as possible to the purchaser or transferee or to the stockbroker, bank or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. If you have sold or transferred only part of your holding of shares in Mural Oncology plc you should retain this letter and consult the bank, stockbroker or other agent through whom the sale was effected. However, this letter should not be forwarded or transmitted in whole or in part, into or from any jurisdiction where to do so would constitute a violation of the relevant laws and regulations of that jurisdiction.

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

DATE: 20 August 2025

TO: Mural Oncology plc (the “Company or “Mural”) shareholders

Dear Shareholder,

Announcement regarding the Company’s entry into an agreement for the Company to be acquired by XRA 5 Corp (“Sub”), a wholly owned subsidiary of XOMA Royalty

In accordance with Rule 2.10(b) of the Irish Takeover Rules, you will find on the Company’s website a copy of the announcement (the “Announcement”) regarding the entry by the Company and XOMA Royalty Corporation (Nasdaq: XOMA) into a definitive agreement pursuant to which Sub, a company wholly owned by XOMA, has agreed to acquire the entire issued and to be issued share capital of the Company for cash, subject to the satisfaction of the closing conditions set out in the Announcement (the “Recommended Offer”). The Recommended Offer is expected to be implemented by way of a scheme of arrangement under Part 9 of the Companies Act 2014.

This letter is not to be taken as a summary of the information in the Announcement and should not be regarded as a substitute for reading the Announcement in full. For the avoidance of doubt, the content of the Company’s website is not incorporated into, and does not form part of, this letter. The Announcement also includes a summary of the disclosure provisions of Rule 8 of the Irish Takeover Rules.

The formal offer documentation providing further information about the Recommended Offer will be made available to you in due course, subject to the restrictions on distribution described in the Announcement. In the meantime, you do not need to take any action.

Mural Oncology plc. Registered in Ireland (company number 605282). Registered Office: Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland. Directors: Caroline Loew Ph.D (USA), Benjamin Hickey (USA), Francis Cuss (USA), Scott Jackson (USA), George Golumbeski Ph.D (USA), Sachiyo Minegishi (USA).

Publication on website

In accordance with Rule 26.1 of the Irish Takeover Rules, a copy of the Announcement and this letter will be available on Mural’s website at https://ir.muraloncology.com/ by no later than 12 noon (US Eastern Time) on the business day following publication of the Announcement. Neither the content of the website referred to in this letter nor the content of any other websites accessible from hyperlinks on such websites is incorporated into, or forms part of, this letter or the Announcement.

Electronic Communications (if applicable)

Please note that addresses, electronic addresses and certain other information provided by shareholders and other relevant persons for the receipt of communications from the Company (e.g. elections to receive communications in a particular form) may be provided to Sub during the offer period as required under Section 4 of Appendix 1 of the Irish Takeover Rules.

If you have any queries in relation to this letter, you should contact Investor Relations at (ir@muraloncology.com). However, please note that the Company will not be able to provide you with any legal, financial, tax planning or investment advice.

Yours faithfully

/s/ Caroline Loew

Caroline Loew

Chief Executive Officer

Mural Oncology plc

IMPORTANT NOTICES

Responsibility

The Directors of Mural accept responsibility for the information contained in this letter. To the best of their knowledge and belief (having taken all reasonable care to ensure such is the case), the information contained in this letter is in accordance with the facts and does not omit anything likely to affect the import of such information.

No Offer or Solicitation

This communication is for information purposes only and is not intended to, and does not, constitute or form part of any recommendation or offer, invitation or the solicitation of an offer to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of any proxy, vote or approval in any jurisdiction, whether pursuant to this letter or otherwise. The distribution of this communication in jurisdictions outside Ireland or the United States may be restricted by law and therefore persons into whose possession this communication comes should inform themselves about, and observe, such restrictions. Any failure to comply with the restrictions may constitute a violation of the securities law of any such jurisdiction.

The Acquisition will be made solely by means of the Scheme Document (or, if applicable, the Takeover Offer Documents), which will contain the full terms and conditions of the Acquisition, including details of how Mural Shareholders may vote in respect of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in the Scheme Document (or, if applicable, the Takeover Offer Documents).

This communication does not constitute a prospectus or a prospectus equivalent document.

Important Additional Information will be Filed with the SEC

In connection with the Acquisition, Mural intends to file with the SEC a Proxy Statement relating to the Scheme Meeting and the EGM (which will include the Scheme Document). The definitive Proxy Statement will be sent to Mural Shareholders as of the record date(s) to be established for voting at the Scheme Meeting and EGM. This Acquisition is not a substitute for the Proxy Statement or any other document that Mural may file with the SEC or send to its shareholders in connection with the Acquisition. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF MURAL SHARES ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SCHEME DOCUMENT) ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE ACQUISITION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION, THE PARTIES TO THE SCHEME AND RELATED MATTERS.

Any vote in respect of the Scheme Meeting Resolution or the EGM Resolutions to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the Proxy Statement (including the Scheme Document).

The Proxy Statement, if and when filed, as well as Mural’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at Mural’s website https://ir.muraloncology.com/.

Mural Shareholders will also be able to obtain, without charge, a copy of the Proxy Statement (including the Scheme Document) and other relevant documents (when available) by directing a written request to Mural, Attn: Chief Legal Officer, Mural Oncology plc, Ten Earlsfort Terrace, D02 T380, Dublin 2, Ireland or by phone to 00 353 920 1000 or by contacting Investor Relations, via email at ir@muraloncology.com.

Participants in the Solicitation

Mural and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from Mural Shareholders in connection with the Acquisition and any other matters to be voted on at the Scheme Meeting or the EGM. Information about the directors and executive officers of Mural, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Mural’s definitive proxy statement on Schedule 14A for its 2025 annual general meeting of shareholders, dated and filed with the SEC on April 28, 2025. Other information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of Mural Shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement (which will contain the Scheme Document) related to the Acquisition and other relevant materials to be filed with the SEC in connection with the Acquisition. You may obtain free copies of these documents using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this communication regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to Mural, XOMA Royalty or Sub. Forward-looking statements are intended to be identified by words such as “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “believe”, “will”, “may”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include but are not limited to statements regarding Mural, XOMA Royalty and Sub’s intention to consummate the Acquisition, the approval of the Acquisition by Mural Shareholders, the payment of any Additional Price Per Share to Mural Shareholders, and the expected timing of the closing of the Acquisition.

These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results to be materially different from those expressed or implied by such forward-looking statements. Risks and uncertainties that may cause actual results to differ from expectations include: uncertainties as to the timing and completion of the Scheme Meeting and EGM; uncertainties as to the approval by Mural Shareholders of the Scheme Meeting Resolution or the Required EGM Resolutions; the possibility that closing conditions for the Acquisition may not be satisfied or waived, including the failure to receive sanction of the Scheme by the High Court; risks that ongoing costs to Mural will result in Mural’s Closing Net Cash on the Closing Net Cash Date not exceeding the Estimated Closing Net Cash, which will mean that no Additional Price Per Share is paid to Mural Shareholders; the other risks and uncertainties pertaining to Mural’s business, including those described in Mural’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC, as well as Mural’s subsequent filings with the SEC, including the Proxy Statement; and the other risks and uncertainties pertaining to XOMA Royalty’s business, including those described in more detail in XOMA Royalty’s most recent filing on Form 10-Q and other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All subsequent oral or written forward-looking statements attributable to Mural, XOMA Royalty or Sub or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above.

None of Mural, XOMA Royalty or Sub undertake any obligation to update or revise the forward-looking statements contained in this communication, whether as a result of new information, future events or otherwise, except to the extent legally required.

Disclosure Requirements of the Irish Takeover Rules

Under Rule 8.3(b) of the Irish Takeover Rules, any person who is, or becomes, “interested” (directly or indirectly) in 1% or more of any class of “relevant securities” of Mural must disclose all “dealings” in such “relevant securities” during the “offer period”. The disclosure of a “dealing” in “relevant securities” by a person to whom Rule 8.3(b) applies must be made by no later than 3:30pm (US Eastern Time) on the “business day” following the date of the relevant “dealing”. A dealing disclosure must contain the details specified in Rule 8.6(b) of the Irish Takeover Rules, including details of the dealing concerned and of the person’s interests and short positions in any “relevant securities” of Mural.

All “dealings” in “relevant securities” of Mural by a bidder, or by any party acting in concert with a bidder, must also be disclosed by no later than 12 noon (US Eastern Time) on the “business day” following the date of the relevant “dealing”.

If two or more persons co-operate on the basis of an agreement, either express or tacit, either oral or written, to acquire an “interest” in “relevant securities” of Mural, they will be deemed to be a single person for the purpose of Rule 8.3(a) and (b) of the Irish Takeover Rules.

A disclosure table, giving details of the companies in whose “relevant securities” dealing disclosures should be made, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

“Interests in securities” arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an “interest” by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks in this section are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website.

If you are in any doubt as to whether or not you are required to disclose a “dealing” under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020.

Requesting Hard Copy Information

Any Mural Shareholder may request a copy of this letter and / or any information incorporated by reference into this letter in hard copy form by directing a written request to Mural, Attn: Chief Legal Officer, Mural Oncology plc, Ten Earlsfort Terrace, D02 T380, Dublin 2, Ireland or by phone to 00 353 920 1000 or by contacting Investor Relations, via email at ir@muraloncology.com.

Any written requests must include the identity of the Mural Shareholder and any hard copy documents will be posted to the address of the Mural Shareholder provided in the written request. If you have received this letter in electronic form, a hard copy of this letter and / or any document or information incorporated by reference into this letter will not be provided unless such a request is made.

Disclaimer

The release, publication or distribution of this letter in, into, or from, certain jurisdictions other than Ireland may be restricted or affected by the laws of those jurisdictions. Accordingly, copies of this letter are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. If the Recommended Offer is implemented by way of a takeover offer (unless otherwise permitted by applicable law or regulation), the takeover offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality or facilities (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any restricted jurisdiction and the takeover offer will not be capable of acceptance by any such use, means, instrumentality or facilities from within any restricted jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction.